Exhibit 32.1

ALPHAPOINT TECHNOLOGY, INC.

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of AlphaPoint Technology, Inc. (the Company) on Form 10-K for the annual period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the Report), I Gary Macleod, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary Macleod

Gary Macleod

Principal Executive Officer

April 14, 2016